UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 3, 2007

MICROCHIP TECHNOLOGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-21184	86-0629024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona  85224-6199

(Address of principal executive offices, including zip code)

(480) 792-7200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On December 7, 2007, Microchip Technology Incorporated (“Microchip”) issued $1,030,000,000 aggregate principal amount of 2.125% Junior Subordinated Convertible Debentures due 2037 (the “Debentures”) to J.P. Morgan Securities Inc. and Morgan Stanley & Co., Inc. (collectively, the “Initial Purchasers” and the issuance of such Debentures, the “Offering”).

The Debentures are governed by an Indenture, dated as of December 7, 2007 (the “Indenture”), between Microchip and Wells Fargo Bank, National Association, as trustee, and will bear interest at a rate of 2.125% per year payable semi-annually in arrears on June 15 and December 15 of each year, beginning June 15, 2008. In addition, beginning in December 2017, the Debentures may accrue contingent interest of up to 0.50% per annum under certain circumstances as provided in the Indenture. The Debentures will mature on December 15, 2037, unless earlier redeemed, repurchased or converted. The Debentures are convertible into shares of Microchip common stock (“Common Stock”) or cash or a combination of Common Stock and cash at a conversion rate of 29.2783 shares of Common Stock per $1,000 principal amount of Debentures, subject to adjustment. Prior to September 1, 2037, such conversion is subject to the satisfaction of certain conditions set forth below. The holders of the Debentures who convert their Debentures in connection with certain types of fundamental changes, as defined in the Indenture, may be entitled to a make-whole premium in the form of an increase in the conversion rate. Additionally, in the event of a fundamental change, the holders of the Debentures may require Microchip to purchase all or a portion of their Debentures at a purchase price equal to 100% of the principal amount of Debentures, plus accrued and unpaid interest, if any, to, but not including, the fundamental change repurchase date. The Debentures are redeemable at the option of Microchip at any time after December 15, 2017 if the last reported sale price of the Common Stock is at least 150% of the conversion price of the Debentures for at least 20 trading days during any 30 trading day period prior to the date on which Microchip provides notice of redemption. The Debentures are also redeemable at the option of the Company prior to June 7, 2008 in the event of certain changes in U.S. federal tax regulation. A copy of the Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The descriptions of the Debentures contained in this Form 8-K are qualified in their entirety by reference to the Indenture.

The holders of the Debentures may convert their Debentures on or after September 1, 2037 until the close of business on the business on the business day immediately preceding the maturity date. The conversion rate will be subject to adjustment in some events but will not be adjusted for accrued interest. Upon conversion, Microchip will satisfy the conversion obligation by delivering cash, shares of Common Stock or any combination thereof, at its option. Prior to September 1, 2037, the holders of the Debentures may convert their Debentures, under any of the following conditions:

•                  during any fiscal quarter beginning after March 31, 2008 (and only during such fiscal quarter), if the last reported sale price of Common Stock for at least 20 trading days during the 30 consecutive trading days ending on the last trading day of the immediately preceding fiscal quarter is greater than or equal to 130% of the applicable conversion price on the last trading day of such preceding fiscal quarter;

•                  during the five business day period after any 10 consecutive trading day period in which the trading price per $1,000 principal amount Debentures for each day of that 10 consecutive trading day period was less than 98% of the product of the last reported sale price of Common Stock and the conversion rate on such day;

•                  if Microchip calls any or all of the Debentures for redemption, at any time prior to the close of business on the trading day immediately preceding the redemption date; or

•                  upon the occurrence of specified corporate transactions.

In connection with the issuance of the Debentures, Microchip also entered into a registration rights agreement, dated as of December 7, 2007, with the Initial Purchasers (the “Registration Agreement”). Under the Registration Agreement, Microchip has agreed to file within 120 days after the issuance of the Debentures, and use its reasonable efforts to cause to become effective within 180 days after the issuance of the Debentures, a shelf registration statement with respect to the resale of the Debentures and the shares of Common Stock issuable upon conversion of the Debentures. Subject to certain exceptions and terms in the Registration Agreement, Microchip will use its reasonable efforts to keep the shelf registration statement continuously effective in order to permit the prospectus forming a part thereof to be usable by holders until such time as all of the Debentures and Common Stock issuable on the conversion thereof: (i) cease to be outstanding, (ii) have been sold or otherwise transferred pursuant to an effective registration statement, (iii) have been sold pursuant to Rule 144 under circumstances in which any legend borne by the Debentures or Common Stock relating to restrictions on transferability thereof is removed, (iv) the period of time specified in Rule 144(k) for the holding period has passed, or (v) are otherwise freely transferable without restriction. Microchip will be required to pay additional interest, subject to some limitations, to the holders of the Debentures if it fails to comply with its obligations to register the Debentures. A copy of the Registration Agreement is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

On December 3, 2007, Microchip entered into a purchase agreement with the Initial Purchasers to offer and sell $1,030,000,000 aggregate principal amount of the Debentures, plus up to an additional $120,000,000 aggregate principal amount of such Debentures at the option of the Initial Purchasers to cover over-allotments, if any, in a private placement to the Initial Purchasers for resale to qualified institutional buyers pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by Section 4(2) of the Act and Rule 144A under the Securities Act.

Item 2.03.                 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing terms and conditions of the Debentures, Indenture and Registration Agreement described in Items 1.01 and 3.02 of this Current Report on Form 8-K are incorporated herein by reference.

Item 3.02.                 Unregistered Sales of Equity Securities.

As described in Item 1.01 of this Current Report on Form 8-K, Microchip issued $1,030,000,000 aggregate principal amount of Debentures to the Initial Purchasers on December 7, 2007 in a private placement pursuant to exemptions from the registration requirements of the Securities Act.

Microchip offered and sold the Debentures to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act. The Initial Purchasers are initially offering the Debentures to “qualified institutional buyers” pursuant to the exemption from registration provided by Rule 144A under the Securities Act. Microchip relied on these exemptions from registration based in part on representations made by the Initial Purchasers.

The Debentures and Common Stock issuable upon conversion of the Debentures have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The Debentures are convertible into cash, Common Stock or a combination of cash and Common Stock at the election of Microchip. In the event Microchip elects to pay solely cash upon conversion, no shares of Common Stock will be issued upon conversion of the Debentures.

Item 8.01.                 Other Events.

On December 3, 2007, Microchip issued a press release with respect to its intention to offer the Debentures. A copy of this press release is attached as Exhibit 99.1 hereto.

On December 3, 2007, Microchip issued a press release with respect to the pricing of its offer and sale of the Debentures. A copy of this press release is attached as Exhibit 99.2 hereto.

Item 9.01.                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of December 7, 2007, by and between Wells Fargo Bank, National Association, as Trustee, and Microchip Technology Incorporated.

4.2	Registration Rights Agreement, dated as of December 7, 2007, by and between J.P. Morgan Securities Inc. and Microchip Technology Incorporated.

99.1	Press Release dated December 3, 2007 by Microchip Technology Incorporated announcing its intention to issue junior subordinated convertible debentures due 2037.

99.2	Press Release dated December 3, 2007 by Microchip Technology Incorporated announcing the pricing of its 2.125% Junior Subordinated Convertible Debentures due 2037.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Microchip Technology Incorporated
(Registrant)

Dated December 7, 2007	By:	/s/ Gordon W. Parnell

Gordon W. Parnell
Vice President, Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of December 7, 2007, by and between Wells Fargo Bank, National Association, as Trustee, and Microchip Technology Incorporated.

4.2	Registration Rights Agreement, dated as of December 7, 2007, by and between J.P. Morgan Securities Inc. and Microchip Technology Incorporated.

99.1	Press Release dated December 3, 2007 by Microchip Technology Incorporated announcing its intention to issue junior subordinated convertible debentures due 2037.

99.2	Press Release dated December 3, 2007 by Microchip Technology Incorporated announcing the pricing of its 2.125% Junior Subordinated Convertible Debentures due 2037.